Filed Pursuant to Rule 497(d)


                 INVESCO UNIT TRUSTS, TAXABLE INCOME SERIES 629

                 High Yield Corporate Trust, 4-7 Year Series 24

                          Supplement to the Prospectus

Pursuant to authority granted under the Trust Agreement, the Sponsor and the Supervisor have determined to liquidate William Lyon Homes, Inc. from your Portfolio and will no longer be included therein. The proceeds from the liquidation will be reinvested in bonds issued by Taylor Morrison Communities, Inc.

Supplement Dated:  March 13, 2020